NORTHSTAR VARIABLE ANNUITY

AN INDIVIDUAL DEFERRED VARIABLE/FIXED ANNUITY CONTRACT
issued by
ReliaStar Life Insurance Company
and its
Northstar Variable Account

Supplement Dated August 22, 2008

This supplement updates and amends certain information contained in your prospectus dated August 8, 1997. Please read it carefully and keep it with your prospectus for future reference.

__________________________________________________________________________

IMPORTANT INFORMATION REGARDING AN UPCOMING FUND MERGER

ING VP High Yield Bond Portfolio. On April 28, 2008, the ING VP High Yield Bond Portfolio was closed to new investors and to new investments by existing investors. Until September 8, 2008, Contract owners who have Contract Value allocated to the Sub-Account that invests in the ING VP High Yield Bond Portfolio may leave their Contract Value in that Sub-Account but future allocations and transfers into that Sub-Account will be prohibited.

Effective September 8, 2008, the ING VP High Yield Bond Portfolio will merge into and become part of the ING Pioneer High Yield Portfolio. Because of this merger your investment in the ING VP High Yield Bond Portfolio will automatically become an investment in the ING Pioneer High Yield Portfolio with an equal total net asset value. Unless you provide us with alternative allocation instructions, all future premiums received that would have been allocated to the Sub-Account corresponding to the ING VP High Yield Bond Portfolio will be automatically allocated to the ING Pioneer High Yield Portfolio. You may give us alternative allocation instructions by contacting our ING Customer Service Center at P.O. Box 5050, Minot, ND 58702-5050, 1-877-884-5050. Because of this merger, effective September 8, 2008, the ING Pioneer High Yield Portfolio (Class I) will be added to your contract as an available investment option.

You will not incur any fees or charges or any tax liability because of this merger, and your Contract Value immediately before the merger will equal your Contract Value immediately after the merger.

There will be no further disclosure regarding the ING VP High Yield Bond Portfolio in future supplements to the prospectus.

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INFORMATION ABOUT THE INVESTMENT FUNDS AVAILABLE THROUGH THE VARIABLE ACCOUNT

Effective September 8, 2008, Sub-Accounts which invest in the following Investment Funds are available through the Variable Account:

  Fidelity ® VIP Index 500 Portfolio (Initial Class)
  Fidelity ® VIP Money Market Portfolio (Initial Class)
  ING VP Index Plus International Equity Portfolio (Class S)
  ING Pioneer High Yield Portfolio (Class I)
  ING VP Balanced Portfolio (Class I)
  ING VP Growth and Income Portfolio (Class I)
  ING VP International Value Portfolio (Class I)
  ING VP MidCap Opportunities Portfolio (Class I)
  ING VP SmallCap Opportunities Portfolio (Class I)

Fund Investment Advisers and Investment Objectives. The following chart lists the investment advisers and subadvisers and information regarding the investment objectives of the Investment Funds available through the Variable Account. More detailed information about these Investment Funds can be found in the current prospectus and Statement of Additional Information for each Investment Fund.

There is no assurance that the stated objectives and policies of any of the Investment Funds will be achieved. Shares of the Investment Funds will rise and fall in value and you could lose money by investing in the Investment Funds. Shares of the Investment Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all Investment Funds are diversified, as defined under the 1940 Act.

Investment Adviser/
Investment Fund Name	Subadviser	Investment Objective

Fidelity ® VIP Index 500 Portfolio	Investment Adviser:	Seeks investment results that
(Initial Class)	Fidelity Management & Research	correspond to the total return of
	Company	common stocks publicly traded in the
	Subadvisers:	United States, as represented by the
	Geode Capital Management, LLC	S&P 500® .
(GeodeSM ); FMR Co., Inc.

Fidelity ® VIP Money Market	Investment Adviser:	Seeks as high a level of current income
Portfolio (Initial Class)	Fidelity Management & Research	as is consistent with preservation of
	Company	capital and liquidity.
Subadvisers:
Fidelity Investment Money
Management, Inc.; Fidelity Research
& Analysis Company; Fidelity
International Investment Advisors;
Fidelity International Investment
Advisors (U.K.) Limited

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Investment Adviser/
Investment Fund Name	Subadviser	Investment Objective

ING VP Index Plus International	Investment Adviser:	Seeks to outperform the total return
Equity Portfolio (Class S)	ING Investments, LLC	performance of the Morgan Stanley
	Subadviser:	Capital International Europe
	ING Investment Management	Australasia and Far East® Index
	Advisors, B. V.	(“MSCI EAFE® Index”), while
maintaining a market level of risk.

ING Pioneer High Yield Portfolio	Investment Adviser:	Seeks to maximize total return through
(Initial Class)	Directed Services LLC	income and capital appreciation.
Subadviser:
Pioneer Investment Management, Inc.

ING VP Balanced Portfolio	Investment Adviser:	Seeks to maximize investment return,
(Class I)	ING Investments, LLC	consistent with reasonable safety of
	Subadviser:	principal, by investing in a diversified
	ING Investment Management Co.	portfolio of one or more of the
following asset classes: stocks, bonds
and cash equivalents, based on the
judgment of the portfolio’s
management, of which of those sectors
or mix thereof offers the best
investment prospects.

ING VP Growth and Income	Investment Adviser:	Seeks to maximize total return through
Portfolio (Class I)	ING Investments, LLC	investments in a diversified portfolio
	Subadviser:	of common stocks and securities
	ING Investment Management Co.	convertible into common stock.

ING VP International Value	Investment Adviser:	Seeks long-term capital appreciation.
Portfolio (Class I)	ING Investments, LLC
Subadviser:
ING Investment Management Co.

ING VP MidCap Opportunities	Investment Adviser:	Seeks long-term capital appreciation.
Portfolio (Class I)	ING Investments, LLC
Subadviser:
ING Investment Management Co.

ING VP SmallCap Opportunities	Investment Adviser:	Seeks long-term capital appreciation.
Portfolio (Class I)	ING Investments, LLC
Subadviser:
ING Investment Management Co.

MORE INFORMATION IS AVAILABLE

More information about the Investment Funds available through your Contract, including information about the risks associated with investing in these Investment Funds, can be found in the current prospectus and Statement of Additional Information for that Investment Fund. You may obtain these documents by contacting us at our:

ING Customer Service Center P.O. Box 5050 Minot, ND 58702-5050 1-877-884-5050

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